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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of
1934




Date of Report (Date of earliest event reported) April 14, 1997



                         NORTH BANCSHARES, INC.
     (Exact name of Registrant as specified in its Charter)



     Delaware                   0-22800              36-3915073
(State or other         (commission file number)    (IRS Employer
jurisdiction of                                     Identification
incorporation)                                      number)



100 West North Avenue, Chicago, Illinois                60610
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code: (312) 664-4320



                                 N/A
  Former name or former address, if changed since last report)





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Item 5.  Other Events

     On April 14, 1997, the Registrant issued the attached press release.


Item 7.  Financial Statements and Exhibits

    (a)  Exhibits

         1. Press Release, Dated April 14, 1997, regarding first quarter 1997 earnings and a regular quarterly dividend.



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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NORTH BANCSHARES, INC.
                                                (Registrant)



Date:    April 14, 1997                  /S/ Joseph A. Graber
                                           ----------------------
                                           Joseph A. Graber
                                           President

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                                     EXHIBIT






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NORTH BANCSHARES, INC    NEWS RELEASE



RELEASE: IMMEDIATE                  DATE: April 14, 1997


        Joseph A. Graber, President
        Victor E. Caputo, Executive Vice President
        (312) 664-4320


                          NORTH BANCSHARES, INC.
                                 ANNOUNCES
                   FIRST QUARTER EARNINGS INCREASES 22.5%
                            QUARTERLY DIVIDEND


Chicago, Illinois, April 14, 1997, - North Bancshares, Inc., (NASDAQ-NBSI), the holding company for North Federal Savings Bank, announced net income increased by 22.5% from $187,000 for the quarter ended March 31, 1996 to $229,000 for the quarter ended March 31, 1997. Earnings per share increased by 37.5% from $.16 per primary share for the quarter ended March 31, 1996 to $.22 per primary share for the quarter ended March 31, 1997.

Concurrent with this earnings release the Board of Directors of the Company has declared a quarterly dividend of $.12 per share to be paid on May 15, 1997 to stockholders of record on May 1, 1997.

Net interest income for the quarter ended March 31, 1996, before provision for loan losses, increased by $69,000 or 7.7% from $900,000 for the quarter ended March 31, 1996 to $969,000 for the quarter ended March 31, 1997. The increase was attributable to a $316,000 increase in interest on loans receivable, partially offset by a $149,000 decrease in interest on investment securities and mortgage-backed securities, and a $83,000 increase in total interest expense.

Non-interest income increased by $48,000 or 96.0% from $50,000 for the quarter ended March 31, 1996 to $98,000 for the quarter ended March 31, 1997. The increase was primarily attributable to a $49,000 increase in gains on the sale of investment securities.

Non-interest expense increased by $80,000 or 12.0% from $666,000 for the quarter ended March 31, 1996 to $746,000 for the quarter ended March 31, 1997. The increase was primarily attributable to a $59,000 increase in compensation and benefits expense which was due primarily to an increase in staff and an increase in ESOP expense related to an increase in the price of Company stock to be released during 1997. Other expense increased by $34,000 which represents an additional allocation to a specific reserve for the Arlington Heights credit enhancement.

<PAGE 6>
Total assets increased by $2.5 million or 2.1% from $117.5 million at December 31, 1996 to $120.0 million at March 31, 1997. The increase was primarily attributable to a $5.6 million increase in investment securities and net loans receivable, partially offset by a $3.0 million decrease in cash and cash equivalents.

Net loans receivable increased $718,000 or 1.0% from $73.4 million at December 31, 1996 to $74.1 million at March 31, 1997. The Bank currently has $6.5 million in loan applications pending approval and closing.

Deposit accounts decreased by $1.5 million or 2.0% from $73.5 million at December 31, 1996 to $72.1 million at March 31, 1997. The decrease was proportionate to all classes of deposit accounts and can be attributed to payments for real estate taxes, income taxes and payments for holiday purchases.

Borrowed funds increased by $3.7 million or 15.4% from $24.1 million at December 31, 1996 to $27.8 million at March 31, 1997. The increase is attributable to a securities transaction leveraged with a Federal Home Loan Bank advance at an interest rate spread of 1.80%.


Mary Ann Hass, Chairman and Chief Executive Officer, commented:

"We are pleased with the markets reaction to the core earnings growth that we reported for the fourth quarter of 1996 and the continued growth during this first quarter. We are continuing to develop and introduce new products and services that will supplement that growth. We will be introducing a new home equity line of credit product this quarter. We have declared our second regular quarterly dividend of $.12 per share and have repurchased 33,000 shares of stock since we announced our seventh stock repurchase program on January 21, 1997. We have set higher goals for the next three years and will work on all the elements of our business plan in order to continue to improve per share earnings, return on assets and return on equity."

"We have contracted to place an Automated Teller Machine at the Gold Coast Multiplex Health and Fitness Center, which is located in the community and are negotiating with several other locations. We believe that our customers, who are active users of ATM's, and are attempting to avoid unnecessary surcharges are better served by having multiple ATM locations in the community. Our "Free Checking", small business checking, and our restructured Money Market Account continue to grow and provide us with a lower cost source of funds that generate fee income."

North Federal Savings Bank primarily serves the North Side of Chicago from its home office and operates a branch office in Wilmette, Illinois. The bank has received a five star rating for 34 consecutive quarters from Bauer Financial Reports, Inc. You can visit our Web site at http://www.northfederal.com.

North Bancshares, Inc. common stock is traded on The Nasdaq Stock Market under the symbol: "NBSI."






                      (FINANCIAL STATEMENTS ATTACHED)


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                          NORTH BANCSHARES, INC.
              CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                              (IN THOUSANDS)


ASSETS                                       MARCH 31, 1997   DEC 31, 1996
                                               (UNAUDITED)
Cash and due from banks                           $   559       $   618
Interest-bearing deposits                           2,545         2,644
Federal funds sold                                    375         4,800
Investment in dollar denominated mutual funds       2,129           547
                                                    -----         -----
   TOTAL CASH AND CASH EQUIVALENTS                  5,608         8,609

Investment securities available for sale           29,327        24,607
Mortgage-backed securities held-to-maturity         7,138         7,465
Loans receivable, net of allowance for loan
 losses of $208 at March 31, 1997 and
 $208 at December 31, 1996                         74,096        73,378
Accrued interest receivable                         1,084         1,025
Premises and equipment, net                         1,074         1,061
Stock in Federal Home Loan Bank of Chicago          1,390         1,205
Other assets                                          294           304
                                                  -------       -------
   TOTAL ASSETS                                  $120,011      $117,473
                                                  =======       =======
LIABILITIES AND STOCKHOLDERS' EQUITY

Deposit accounts                                 $ 72,124       $73,472
Borrowed funds                                     27,800        24,100
Advance payments by borrowers for
 taxes and insurance                                  815         1,203
Other liabilities                                   1,739           736
                                                   ------        ------
   TOTAL LIABILITIES                              102,478        99,650

STOCKHOLDERS' EQUITY

Preferred stock, $.01 par value. 500,000
 shares authorized; none outstanding                   -             -
Common stock, $.01 Par value. 3,500,000
 shares authorized; 1,437,501 shares issued,
 1,034,950 outstanding at March 31, 1997 and
 1,057,950 outstanding at December 31, 1996            14            14
Additional paid-in capital                         13,709        13,688
Retained earnings, substantially restricted        11,090        10,988
Treasury stock at cost (402,551 shares at
 March 31, 1997 and 379,551 shares at
 December 31, 1996)                                (5,764)       (5,340)
Unrealized gain (loss) on securities
 available for sale, net of tax effect               (714)         (678)
SFAS No. 87 adjustment, net of tax                   (108)          (96)
Common stock acquired by Employee Stock
   Ownership Plan                                    (639)         (667)
Deferred compensation                                 (55)          (74)
                                                   ------        ------
   TOTAL STOCKHOLDERS' EQUITY                      17,533        17,770
                                                   ------        ------
TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                          $120,011      $117,473
                                                  =======       =======


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                          NORTH BANCSHARES, INC.
             CONSOLIDATED STATEMENTS OF OPERATIONS(UNAUDITED)
                              (IN THOUSANDS)

                                                                THREE MONTHS ENDED MARCH 31,
                                                                     1997          1996

INTEREST INCOME
  Loans receivable                                                 $1,449        $1,133
  Interest-bearing deposits and federal funds sold                     48            86
  Investment securities available-for-sale                            465           488
  Investment securities held-to-maturity                                -             2
  Mortgage-backed securities available-for-sale                         -            90
  Mortgage-backed securities held-to-maturity                         125           159
  Dollar denominated mutual funds                                      34            20
  Dividends on FHLB of Chicago stock                                   22            13
                                                                    -----         -----
TOTAL INTEREST INCOME                                               2,143         1,991
                                                                    -----         -----
INTEREST EXPENSE
  Deposit accounts                                                    773           831
  Borrowed funds                                                      401           260
                                                                    -----         -----
TOTAL INTEREST EXPENSE                                              1,174         1,091
                                                                    -----         -----
  NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES                969           900

PROVISION FOR LOAN LOSSES                                               -             8
                                                                    -----         -----
  NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                 969           892
                                                                    -----         -----
NON-INTEREST INCOME
  Gain (loss) on sale of investment securities
   available-for-sale                                                  48           (1)
  Fees and service charges                                             46            45
  Other                                                                 4             6
                                                                    -----         -----
TOTAL NON-INTEREST INCOME                                              98            50
                                                                    -----         -----
NON-INTEREST EXPENSE
  Compensation and benefits                                           394           335
  Occupancy expense                                                   113            98
  Professional fees                                                    38            41
  Data processing                                                      42            27
  Advertising and promotion                                            31            31
  Federal deposit insurance premium                                    12            52
  Recognition and retention plan                                       19            19
  Other                                                                97            63
                                                                    -----         -----
TOTAL NON-INTEREST EXPENSE                                            746           666
                                                                    -----         -----
INCOME BEFORE TAXES                                                   321           276

INCOME TAX EXPENSE                                                     92            89
                                                                    -----         -----
NET INCOME                                                          $ 229         $ 187
                                                                    =====         =====


EARNINGS PER SHARE PRIMARY                                           $.22          $.16
EARNINGS PER SHARE FULLY DILUTED                                     $.22          $.16
WEIGHTED AVERAGE SHARES OUTSTANDING                             1,036,803     1,184,109



<PAGE 9>



SELECTED FINANCIAL RATIOS AND OTHER DATA (UNAUDITED):

                                          THREE MONTHS ENDED
                                              MARCH 31,
                                           1997         1996
                                          ------------------

Performance Ratios:
  Return on assets (ratio of net income
  to average total assets) (1)                     .77%        .66%
Interest Rate Spread Information:
  Average during period (1)                       2.57        2.36
  End of period (1)                               2.62        2.47
  Net interest margin (1)                         3.32        3.29
Operating expenses to average assets (1)          2.52        2.36
Ratio of average interest-earning assets
 to average interest-bearing liabilities        118.71      121.32

                                                      MARCH 31, 1997  DECEMBER 31, 1996
                                                      --------------  -----------------
Asset Quality Ratios:
  Non-performing assets to total assets
  at end of period                                           N/A                 N/A
  Allowance for loan losses to non-performing loans          N/A                 N/A
  Allowance for loan losses to loans receivable (net)       0.28                0.28

Capital ratios:
  Stockholders' equity to total assets                     14.61               15.12
  Average Stockholders' equity to average assets           14.96               16.32
  Return on Stockholders' equity (ratio of net
   income to average equity) (1)                            5.16                2.59
  Shares outstanding-actual number                     1,034,950           1,057,950
  Book value per share                                    $16.94              $16.85

Number of full service offices                               2                   2

  (1) Annualized for the three month periods presented.